UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 17, 2008
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                     First Trust Strategic High Income Fund
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             (Exact Name of Registrant as Specified in its Charter)


        Massachusetts                   811-21756
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


   1001 Warrenville Road, Suite 300, Lisle, Illinois               60532
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       (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code    630-241-4141
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      (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01       Other Events

         On September 17, 2008, First Trust Strategic High Income Fund (NYSE: FHI), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO) (collectively, the "Funds") announced that their Boards of Trustees have approved a change in the Funds' temporary defensive policy. The Funds issued a press release on September 17, 2008 relating to the change in temporary defensive policy, a copy of which is filed herewith as Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits

(d) Exhibits

             Exhibit No.                             Description

                99.1                   Press release dated September 17, 2008.




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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 2008              FIRST TRUST STRATEGIC HIGH INCOME FUND



                                       By:   /s/ James A. Bowen
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                                       Name:   James A. Bowen
                                       Title:  Chairman of the Board, President
                                               and Chief Executive Officer




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                                  EXHIBIT INDEX


  Exhibit No.                                     Description

     99.1                              Press release dated September 17, 2008.






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